UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
July 20, 2006
Date of Report (date of earliest event reported)

HYPERION SOLUTIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-26934	77-0277772
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)
5450 Great America Parkway
Santa Clara, California 95054
(Address of principal executive offices, including zip code)
(408) 744-9500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 Results of Operations and Financial Condition
The information in Item 2.02 and Exhibit 99.1 attached to this current report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in item 2.02 and in Exhibit 99.1 to this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
On July 20, 2006, Hyperion Solutions Corporation issued a press release announcing its financial results for its fiscal fourth quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this current report.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits
99.1	Press release of Hyperion Solutions Corporation dated July 20, 2006 furnished in accordance with Item 2.02 of this current report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.

HYPERION SOLUTIONS CORPORATION
Date: July 20, 2006	By:	/s/ Robin Washington
		Name:	Robin Washington
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press release of Hyperion Solutions Corporation dated July 20, 2006, furnished in accordance with Item 2.02 of this current report on Form 8-K.